UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2015

Date of reporting period:	December 1, 2014 – May 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEYAX

Putnam Equity Income Fund

Semiannual report
5 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Equity Income
Fund

Semiannual report
5 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Financial statements	17

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors today are weighing multiple factors, including the anticipated first interest-rate increase by the U.S. Federal Reserve in nine years and mixed economic data.

Some market participants believe a potential pullback in the economy could be in store for the United States, as recent economic data indicate a slowdown. Many others, however, believe the slight contraction in gross domestic product in the first quarter may be similar to the winter weather downturn in 2014. Meanwhile, Europe has shown some early signs of recovery in the areas of both growth and inflation, despite ongoing concerns about Greece’s fiscal situation.

For the past seven years, the Fed has undertaken unprecedented measures to stimulate the economy through bond buying and interest-rate cuts. Now, the Fed is planning to raise interest rates, likely by the end of the year. While negative for bonds, a gradual rise in interest rates could potentially be positive for stocks, indicating economic growth and possibilities for higher corporate profits.

International markets, some of which have delivered solid returns in the first several months of 2015, would also be affected by higher interest rates in the United States. You will find in the following pages an update on your fund’s performance as well as a market outlook from your fund’s portfolio manager.

During a time of shifting market environments, it is important for you to consult with your financial advisor to ensure that your portfolio matches your tolerance for risk and investment goals and to make any necessary adjustments.

Putnam’s professional managers pursue consistent strategies and have experience navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 7, 2015

Putnam Equity Income Fund

A disciplined approach to seeking bargain stocks for investors

Value-style investing is grounded in a basic concept: The stock market always offers something at a discount. Putnam Equity Income Fund Portfolio Manager Darren Jaroch, along with a team of equity analysts, scours the universe of large companies, seeking attractively priced stocks of businesses that he believes are poised for positive change.

"I share the investment approach that has been the cornerstone of the fund since its inception — seeking a combination of growth and income potential for investors while employing disciplined risk management."

Darren A. Jaroch, CFA
Portfolio Manager

A two-part search for promising stocks

In strong markets as well as challenging times, the fund has combined the growth potential of undervalued stocks with the income potential of dividend-paying companies.

Value stocks for growth potential

The fund seeks growth potential from stocks of large and midsize U.S. companies, with a focus on attractively priced stocks that have the potential to appreciate as the market recognizes their long-term worth.

Dividend-paying companies for income potential

The fund invests in companies that pay dividends — which are excess profits distributed to shareholders. In addition to their income potential, dividends can be a sign that a company's management is confident in the ongoing health of the business.

Seeking to harness the power of dividends

Dividends have historically represented a significant portion of the total return of S&P 500 companies.

9.9%
S&P 500 Index annual return (1926–2014)
4.0% from dividends
5.9% from capital appreciation

Source: Morningstar Direct/Ibbotson Associates.
There are no guarantees that a company will continue to pay dividends.

2 Equity Income Fund
Equity Income Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 5/31/15

The fund — class A shares before sales charge
Putnam Equity Income Fund (PEYAX)
Fund's benchmark
Russell 1000 Value Index
Fund's Lipper peer group average
Equity Income Funds
10.43
10.90
9.07
7.38
7.49
16.42
15.62
13.96
21.52
20.06
16.19
9.70
9.03
6.74
3.11
2.03
1.62
LIFE OF FUND*
(since 6/15/77)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS†

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

†Returns for the six-month period are not annualized, but cumulative.

4     Equity Income Fund

Interview with your fund’s portfolio manager

Darren A. Jaroch, CFA

Darren, how would you describe the investing environment during the six-month reporting period ended May 31, 2015?

During this time, U.S. stocks delivered modest returns in a somewhat turbulent environment. The period began in December 2014, which was the most volatile month of the period, when stocks declined sharply at mid-month, then quickly staged a rebound and surged to new record highs as the month — and the year — came to a close.

In the early months of 2015, the market remained choppy, but stocks managed to post gains overall. In March, the bull market for U.S. stocks marked its sixth anniversary, and at the close of that month, stocks posted their ninth consecutive quarterly gain, as measured by the S&P 500 Index. Despite these milestones, several issues weighed on investors’ minds, including collapsing oil prices, a strengthening U.S. dollar, and a weaker outlook for earnings growth for U.S. businesses.

How did the fund fare in this environment?

The fund delivered a return of 3.11%, outperforming its benchmark, the Russell 1000 Value Index, which returned 2.03%. In addition, the fund’s return was solidly higher than the average return of 1.62% for funds in its Lipper peer group, Equity Income Funds.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/15. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Equity Income Fund     5

Can you explain why U.S. stock market investors were concerned about the strong U.S. dollar?

During the period, the U.S. dollar made significant gains against many major international currencies, and while this helped boost U.S. gross domestic product growth, it also put a lot of pressure on corporate earnings. It has been particularly difficult for U.S.-based companies that conduct a significant portion of their business outside the United States. According to estimates, 40% to 50% of earnings for S&P 500 companies are derived from non-U.S. markets. When a company’s costs are in U.S. dollars, but revenues are in a weaker currency, it can take a toll on profits. We have seen this show up in earnings results, and it is something we are monitoring carefully through our fundamental research.

Could you provide some examples of stocks or strategies that helped the fund’s performance versus the index?

The top contributor to relative performance was the stock of Cigna, a health-care services company. The stock performed well as investors anticipated possible merger-and-acquisition activity and consolidation among large health insurance companies. As news reports suggested that Cigna was a possible acquisition target, its stock price advanced significantly.

Another portfolio highlight was NXP Semiconductor. The recent success of this company has been due in part to its expertise in chip-based technology for credit card security. This has been an area with heightened demand, particularly in the wake of highly publicized data breaches at several retail stores. Another key development for NXP came in March, when the company announced it was acquiring Freescale

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 5/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Equity Income Fund

“Many value opportunities remain in
today’s stock market, but it is more
challenging to find them.”

Darren Jaroch

Semiconductor, which will make NXP one of the largest suppliers to the automotive sector.

Also helping performance relative to the fund’s benchmark was our decision to maintain an underweight position in the stock of consumer products company Procter & Gamble, which performed poorly. The company has been struggling with relatively slow earnings growth, and the strengthening U.S. dollar was an additional drag on financial results. A significant portion of Procter & Gamble’s revenues are from international markets, where currencies were weaker, taking a toll on profits.

Can you discuss some stocks that detracted from fund performance?

The stock of SanDisk, a maker of flash-memory chips for computers and mobile devices, was a top detractor from fund performance for the period. The stock declined as SanDisk’s sales weakened, its market share declined, and the company reported a disappointing revenue outlook.

Weakening revenue also hurt the stock of Michael Kors Holdings, another disappointment in the portfolio for the period. The company, a retailer of luxury clothing and accessories, missed its first-quarter earnings forecast and announced that it expected weaker sales for the remainder of 2015, due in part to slowing mall traffic and the strong U.S. dollar.

The strong dollar and increased competition across the airline industry hurt the stock of American Airlines Group, an out-of-benchmark holding that dampened the fund’s relative performance for the period.

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Equity Income Fund     7

What is your view on dividend-paying U.S. companies, which are an important component of your portfolio?

For U.S. dividend payers right now, the focus is on generating cash flow. The stronger U.S. dollar, and its impact on corporate earnings, will test the ability of companies to continue their dividend payments. However, payout ratios — the proportion of a company’s earnings that are paid as dividends to shareholders — remain at historic lows. At the same time, many U.S. businesses continue to hold massive amounts of cash on their balance sheets, which we believe bodes well for dividends.

In my view, the most interesting dividend-growth opportunities can be found within financials — the largest sector of the value-stock benchmarks. In March, we learned the results of the Federal Reserve’s annual stress tests, in which capital plans were approved for all of the largest U.S. banks. These banks are now able to move forward with their plans to return cash to shareholders, either in the form of stock buybacks or increased dividends.

The fund recently reduced its dividend. Would you explain the factors behind that?

The fund’s quarterly dividend largely reflects the degree to which companies in the portfolio are paying dividends. Due to market conditions, the amount of income earned by the fund declined. As a result, the fund’s dividend decreased from $0.080 per class A share to $0.071. Other share classes had similar decreases.

As the fund enters the second half of its fiscal year, what is your outlook, particularly for the value-style stocks you seek for the fund’s portfolio?

I believe that many value opportunities remain in today’s stock market, but it is more challenging to find them. Value and growth stocks today are offering similar valuations, and when investors believe they can get more growth for

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Equity Income Fund

the same price, the market will tend to have a growth bias. U.S. value stocks have been pressured, but as we dig deep with our sector research, we are finding some compelling ideas, particularly among larger companies that are restructuring, spinning off unprofitable businesses, and putting in place initiatives that will improve their fundamental strength over time.

We take a relative value approach — carefully examining individual stocks to determine which are attractively priced based on a number of variables. Our process includes looking at the spreads between the cheapest and the most expensive stocks within each sector. As always, regardless of the macroeconomic outlook, I seek to maintain a diversified portfolio, which means I typically invest across a wide range of industries and generally do not maintain significant overweight positions, relative to the benchmark, of any single security or sector.

Thank you, Darren, for this update and your insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren, your fund is managed by Assistant Portfolio Manager Walter D. Scully, CPA. Walter has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from The Ohio State University. He has been in the investment industry since he joined Putnam in 1996.

IN THE NEWS

Since 1949, U.S. stocks have experienced 11 bull markets — when equity prices rise above their historical average for a prolonged period. As of mid-May, the current bull market has charged ahead for 74 months, the third-longest-running bull market behind the 1990–2000 bull, which lasted for 113 months, and the bull of 1949–1956, which delivered returns for 86 consecutive months, according to a recent report from S&P Capital IQ. The current bull’s duration is tied with the bull of 1974–1980. The remaining seven bull markets each lasted from 26 to 60 months, the report states. The current bull market hit its first all-time high on March 28, 2013, a full 49 months after its start, compared with the average of 29 months for all 11 bull markets since 1949. The three bull stretches of 1966–1968, 1982–1987, and 1990–2000 each reached its first new record high less than ten months after it began, according to the report.

Equity Income Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(10/1/98)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	10.43%	10.25%	10.19%	10.19%	9.60%	9.60%	9.78%	9.67%	10.15%	10.56%	10.56%	10.55%
10 years	138.17	124.48	124.36	124.36	121.00	121.00	126.48	118.56	132.17	145.02	145.68	144.28
Annual average	9.07	8.42	8.42	8.42	8.25	8.25	8.52	8.13	8.79	9.38	9.40	9.34
5 years	113.90	101.60	106.11	104.11	106.03	106.03	108.69	101.39	111.21	117.34	117.93	116.69
Annual average	16.42	15.05	15.56	15.34	15.55	15.55	15.85	15.03	16.13	16.80	16.86	16.73
3 years	79.46	69.14	75.38	72.38	75.40	75.40	76.71	70.52	78.09	81.41	81.90	80.87
Annual average	21.52	19.15	20.59	19.90	20.60	20.60	20.90	19.47	21.21	21.96	22.07	21.84
1 year	9.70	3.39	8.89	3.89	8.88	7.88	9.13	5.31	9.42	10.06	10.20	10.02
6 months	3.11	–2.82	2.71	–2.04	2.74	1.79	2.85	–0.75	2.97	3.28	3.37	3.28

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10     Equity Income Fund

Fund price and distribution information For the six-month period ended 5/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	2		2	2	2		2	2	2	2
Income	$0.151		$0.070	$0.076	$0.100		$0.127	$0.187	$0.196	$0.177
Capital gains
Long-term gains	1.532		1.532	1.532	1.532		1.532	1.532	1.532	1.532
Short-term gains	0.133		0.133	0.133	0.133		0.133	0.133	0.133	0.133
Total	$1.816		$1.735	$1.741	$1.765		$1.792	$1.852	$1.861	$1.842
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
11/30/14	$22.76	$24.15	$22.51	$22.52	$22.50	$23.32	$22.60	$22.77	$22.77	$22.76
5/31/15	21.62	22.94	21.36	21.37	21.35	22.12	21.45	21.63	21.64	21.63
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Current dividend rate [1]	1.31%	1.24%	0.58%	0.64%	0.86%	0.83%	1.12%	1.65%	1.72%	1.55%
Current 30-day SEC yield [2]	N/A	1.07	0.39	0.39	N/A	0.62	0.89	1.43	1.53	1.38

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Equity Income Fund     11

Comparative index returns For periods ended 5/31/15

	Russell 1000 Value Index	Lipper Equity Income Funds category average*
Annual average (life of fund)	—†	10.90%
10 years	103.81%	107.34
Annual average	7.38	7.49
5 years	106.64	92.70
Annual average	15.62	13.96
3 years	73.05	57.07
Annual average	20.06	16.19
1 year	9.03	6.74
6 months	2.03	1.62

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/15, there were 519, 503, 365, 291, 180, and 4 funds, respectively, in this Lipper category.

†The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(10/1/98)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	10.35%	10.18%	10.12%	10.12%	9.53%	9.53%	9.70%	9.60%	10.08%	10.48%	10.49%	10.47%
10 years	130.99	117.70	117.54	117.54	114.22	114.22	119.70	112.01	125.20	137.54	138.14	136.81
Annual average	8.73	8.09	8.08	8.08	7.92	7.92	8.19	7.80	8.46	9.04	9.06	9.00
5 years	124.82	111.90	116.50	114.50	116.43	116.43	119.26	111.59	122.08	128.35	128.92	127.64
Annual average	17.59	16.21	16.71	16.49	16.70	16.70	17.00	16.17	17.30	17.96	18.01	17.88
3 years	68.17	58.50	64.46	61.46	64.42	64.42	65.73	59.93	66.99	69.94	70.37	69.42
Annual average	18.92	16.59	18.04	17.31	18.03	18.03	18.34	16.94	18.64	19.33	19.43	19.21
1 year	5.42	–0.64	4.64	–0.18	4.64	3.68	4.88	1.20	5.17	5.76	5.85	5.68
6 months	1.34	–4.49	0.96	–4.04	0.99	–0.01	1.10	–2.44	1.23	1.50	1.54	1.46

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12     Equity Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 11/30/14	0.98%	1.73%	1.73%	1.48%	1.23%	0.66%	0.56%	0.73%
Annualized expense ratio for the six-month period ended 5/31/15	0.96%	1.71%	1.71%	1.46%	1.21%	0.65%	0.55%	0.71%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2014, to May 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.86	$8.64	$8.64	$7.38	$6.12	$3.29	$2.79	$3.60
Ending value (after expenses)	$1,031.10	$1,027.10	$1,027.40	$1,028.50	$1,029.70	$1,032.80	$1,033.70	$1,032.80

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Equity Income Fund     13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2015, use the following calculation method. To find the value of your investment on December 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.84	$8.60	$8.60	$7.34	$6.09	$3.28	$2.77	$3.58
Ending value (after expenses)	$1,020.14	$1,016.40	$1,016.40	$1,017.65	$1,018.90	$1,021.69	$1,022.19	$1,021.39

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Equity Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Equity Income Fund     15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2015, Putnam employees had approximately $504,000,000 and the Trustees had approximately $143,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Equity Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Equity Income Fund     17

The fund’s portfolio 5/31/15 (Unaudited)

COMMON STOCKS (96.6%)*	Shares	Value
Aerospace and defense (6.2%)
General Dynamics Corp.	361,200	$50,625,792
Honeywell International, Inc.	626,100	65,239,620
L-3 Communications Holdings, Inc.	532,740	62,762,099
Northrop Grumman Corp.	908,590	144,629,356
United Technologies Corp.	516,300	60,494,871
		383,751,738
Airlines (0.9%)
American Airlines Group, Inc.	1,344,300	56,957,991
		56,957,991
Auto components (1.6%)
Dana Holding Corp. S	1,303,700	28,381,549
Delphi Automotive PLC (United Kingdom)	781,200	67,948,776
		96,330,325
Automobiles (0.8%)
General Motors Co.	1,371,100	49,318,467
		49,318,467
Banks (8.5%)
Bank of America Corp.	3,079,300	50,808,450
Citigroup, Inc.	2,372,423	128,300,636
JPMorgan Chase & Co.	2,049,700	134,829,266
KeyCorp	3,351,900	48,870,702
Regions Financial Corp.	4,319,300	43,581,737
Wells Fargo & Co.	2,193,640	122,756,094
		529,146,885
Beverages (1.4%)
Coca-Cola Enterprises, Inc.	1,014,200	44,858,066
Dr. Pepper Snapple Group, Inc.	574,500	44,029,680
		88,887,746
Capital markets (3.6%)
Charles Schwab Corp. (The)	1,851,300	58,593,645
Goldman Sachs Group, Inc. (The)	213,600	44,042,184
Invesco, Ltd.	737,500	29,374,625
State Street Corp.	1,137,780	88,667,195
		220,677,649
Chemicals (2.4%)
Air Products & Chemicals, Inc.	385,400	56,561,304
Dow Chemical Co. (The)	882,600	45,956,982
E.I. du Pont de Nemours & Co.	617,100	43,820,271
		146,338,557
Commercial services and supplies (0.9%)
Tyco International PLC	1,344,130	54,249,087
		54,249,087
Communications equipment (1.5%)
Cisco Systems, Inc.	1,716,850	50,320,874
QUALCOMM, Inc.	581,500	40,518,920
		90,839,794
Consumer finance (0.5%)
Discover Financial Services	539,700	31,448,319
		31,448,319

18     Equity Income Fund

COMMON STOCKS (96.6%)* cont.	Shares	Value
Containers and packaging (1.7%)
MeadWestvaco Corp.	787,200	$39,785,088
Packaging Corp. of America	553,800	38,311,884
Sealed Air Corp.	549,800	26,775,260
		104,872,232
Diversified financial services (0.8%)
CME Group, Inc.	552,200	52,017,240
		52,017,240
Diversified telecommunication services (2.6%)
AT&T, Inc.	1,557,800	53,806,412
CenturyLink, Inc.	721,100	23,969,364
Verizon Communications, Inc.	1,742,770	86,162,549
		163,938,325
Electric utilities (3.2%)
American Electric Power Co., Inc.	552,700	31,111,483
Edison International	645,500	39,252,855
Exelon Corp.	1,690,800	57,199,764
NextEra Energy, Inc.	338,900	34,683,026
PPL Corp.	1,094,436	37,987,874
		200,235,002
Energy equipment and services (0.6%)
Halliburton Co.	373,600	16,961,440
National Oilwell Varco, Inc.	466,700	22,956,973
		39,918,413
Food and staples retail (1.4%)
CVS Health Corp.	881,600	90,258,208
		90,258,208
Food products (0.9%)
JM Smucker Co. (The)	263,000	31,178,650
Kraft Foods Group, Inc.	328,000	27,699,600
		58,878,250
Health-care equipment and supplies (1.7%)
Boston Scientific Corp. †	3,221,400	58,854,978
Medtronic PLC	592,353	45,208,381
		104,063,359
Health-care providers and services (2.9%)
Cigna Corp.	929,800	130,943,734
UnitedHealth Group, Inc.	394,400	47,410,824
		178,354,558
Hotels, restaurants, and leisure (0.6%)
Hilton Worldwide Holdings, Inc. †	1,218,600	35,290,656
		35,290,656
Household durables (0.4%)
PulteGroup, Inc.	1,167,100	22,384,978
		22,384,978
Household products (1.8%)
Energizer Holdings, Inc.	243,600	34,515,684
Kimberly-Clark Corp.	290,200	31,591,172
Procter & Gamble Co. (The)	575,300	45,097,767
		111,204,623
Independent power and renewable electricity producers (1.0%)
Calpine Corp. †	2,025,365	40,709,837
NRG Energy, Inc.	818,800	20,633,760
		61,343,597

Equity Income Fund     19

COMMON STOCKS (96.6%)* cont.	Shares	Value
Industrial conglomerates (1.4%)
Danaher Corp.	538,300	$46,466,056
General Electric Co.	1,544,000	42,104,880
		88,570,936
Insurance (4.4%)
American International Group, Inc.	1,265,353	74,162,339
Assured Guaranty, Ltd.	1,680,500	48,045,495
Genworth Financial, Inc. Class A †	3,838,500	30,477,690
Hartford Financial Services Group, Inc. (The)	1,026,200	42,187,082
MetLife, Inc.	1,174,170	61,362,124
Willis Group Holdings PLC	395,000	18,746,700
		274,981,430
Internet software and services (1.0%)
Google, Inc. Class C †	115,516	61,467,219
		61,467,219
IT Services (1.2%)
Computer Sciences Corp.	673,900	46,229,540
Fidelity National Information Services, Inc.	483,700	30,327,990
		76,557,530
Life sciences tools and services (0.7%)
Agilent Technologies, Inc.	1,045,300	43,055,907
		43,055,907
Machinery (0.5%)
Oshkosh Corp. S	661,500	33,180,840
		33,180,840
Media (5.4%)
CBS Corp. Class B (non-voting shares)	677,800	41,833,816
Comcast Corp. Special Class A S	2,123,150	123,142,700
Liberty Global PLC Ser. C (United Kingdom) †	829,800	44,601,750
Time Warner Cable, Inc.	296,900	53,706,241
Time Warner, Inc.	863,890	72,981,427
		336,265,934
Multi-utilities (0.7%)
Ameren Corp.	248,000	9,977,040
PG&E Corp.	584,400	31,247,868
		41,224,908
Multiline retail (0.6%)
Macy’s, Inc.	564,500	37,793,275
		37,793,275
Oil, gas, and consumable fuels (7.3%)
EOG Resources, Inc.	412,500	36,584,625
Exxon Mobil Corp.	1,560,000	132,912,000
Marathon Oil Corp.	4,162,200	113,170,218
QEP Resources, Inc.	1,056,200	19,888,246
Royal Dutch Shell PLC ADR Class A (United Kingdom)	1,477,210	88,218,981
Total SA (France)	164,744	8,318,640
Valero Energy Corp.	885,300	52,445,172
		451,537,882
Personal products (1.3%)
Coty, Inc. Class A †	3,223,900	80,371,827
		80,371,827
Pharmaceuticals (7.4%)
AstraZeneca PLC ADR (United Kingdom)	1,086,000	73,359,300
Eli Lilly & Co.	1,947,300	153,641,970

20     Equity Income Fund

COMMON STOCKS (96.6%)* cont.	Shares	Value
Pharmaceuticals cont.
Johnson & Johnson	1,164,870	$116,650,082
Merck & Co., Inc.	1,081,800	65,870,802
Pfizer, Inc.	1,493,986	51,916,014
		461,438,168
Real estate investment trusts (REITs) (3.2%)
American Tower Corp.	276,200	25,628,598
Boston Properties, Inc. S	379,600	49,359,388
Equity Lifestyle Properties, Inc.	615,700	33,734,203
Federal Realty Investment Trust	133,578	17,962,234
Gaming and Leisure Properties, Inc.	750,600	27,471,960
Hatteras Financial Corp.	312,440	5,611,422
MFA Financial, Inc.	4,883,805	38,777,412
		198,545,217
Road and rail (0.9%)
Union Pacific Corp.	559,500	56,459,145
		56,459,145
Semiconductors and semiconductor equipment (2.8%)
Intel Corp.	1,933,800	66,638,748
NXP Semiconductor NV † S	592,200	66,474,450
Texas Instruments, Inc.	784,400	43,863,648
		176,976,846
Software (1.3%)
Microsoft Corp.	1,262,100	59,142,006
Symantec Corp.	814,700	20,061,988
		79,203,994
Specialty retail (1.0%)
Gap, Inc. (The)	728,500	27,923,405
Tiffany & Co.	354,900	33,264,777
		61,188,182
Technology hardware, storage, and peripherals (3.3%)
Apple, Inc.	706,300	92,016,764
EMC Corp.	1,991,200	52,448,208
SanDisk Corp.	343,810	23,509,728
Seagate Technology PLC S	640,400	35,631,856
		203,606,556
Textiles, apparel, and luxury goods (0.3%)
Michael Kors Holdings, Ltd. †	467,400	21,734,100
		21,734,100
Thrifts and mortgage finance (0.8%)
Radian Group, Inc. S	2,701,685	48,414,195
		48,414,195
Tobacco (2.4%)
Altria Group, Inc.	707,000	36,198,400
Lorillard, Inc.	563,200	40,820,736
Philip Morris International, Inc.	896,250	74,451,488
		151,470,624
Wireless telecommunication services (0.8%)
Vodafone Group PLC ADR (United Kingdom)	1,284,710	50,142,230
		50,142,230
Total common stocks (cost $4,632,708,578)		$6,004,892,944

Equity Income Fund     21

CONVERTIBLE PREFERRED STOCKS (1.2%)*	Shares	Value
Actavis PLC Ser. A, 5.50% cv. pfd. †	13,426	$14,231,157
Alcoa, Inc. Ser. 1, $2.688 cv. pfd. S	812,125	35,505,130
American Tower Corp. $5.50 cv. pfd. R	125,877	12,771,480
ArcelorMittal SA Ser. MTUS, $1.50 cv. pfd. (France)	183,261	3,172,706
Oportun Financial Corp. Ser. H, 8.00 % cv. pfd. (acquired 2/6/15, cost $9,110,862) (Private) † ΔΔ F	3,199,825	8,199,776
Total convertible preferred stocks (cost $80,312,337)		$73,880,249

CONVERTIBLE BONDS AND NOTES (0.6%)*	Principal amount	Value
MGIC Investment Corp. cv. sr. notes 5s, 2017	$18,271,000	$20,543,456
WESCO International, Inc. cv. company guaranty sr. unsec. notes 6s, 2029	6,471,000	16,403,985
Total convertible bonds and notes (cost $27,129,494)		$36,947,441

SHORT-TERM INVESTMENTS (4.1%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.23% [d]	171,972,579	$171,972,579
Putnam Short Term Investment Fund 0.07% L	84,514,697	84,514,697
Total short-term investments (cost $256,487,276)		$256,487,276

TOTAL INVESTMENTS
Total investments (cost $4,996,637,685)	$6,372,207,910

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2014 through May 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $6,213,453,805.
†	This security is non-income-producing.
ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $8,199,776, or 0.1% of net assets.

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
Debt obligations are considered secured unless otherwise indicated.

22     Equity Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$660,305,917	$—	$—
Consumer staples	581,071,278	—	—
Energy	491,456,295	—	—
Financials	1,355,230,935	—	—
Health care	786,911,992	—	—
Industrials	673,169,737	—	—
Information technology	688,651,939	—	—
Materials	251,210,789	—	—
Telecommunication services	214,080,555	—	—
Utilities	302,803,507	—	—
Total common stocks	6,004,892,944	—	—
Convertible bonds and notes	—	36,947,441	—
Convertible preferred stocks	14,231,157	51,449,316	8,199,776
Short-term investments	84,514,697	171,972,579	—
Totals by level	$6,103,638,798	$260,369,336	$8,199,776
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund     23

Statement of assets and liabilities 5/31/15 (Unaudited)
ASSETS
Investment in securities, at value, including $167,028,109 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,740,150,409)	$6,115,720,634
Affiliated issuers (identified cost $256,487,276) (Notes 1 and 5)	256,487,276
Dividends, interest and other receivables	14,387,062
Receivable for shares of the fund sold	13,662,616
Receivable for investments sold	80,022,773
Prepaid assets	81,918
Total assets	6,480,362,279
LIABILITIES
Payable for investments purchased	80,489,142
Payable for shares of the fund repurchased	6,684,185
Payable for compensation of Manager (Note 2)	2,457,457
Payable for custodian fees (Note 2)	19,027
Payable for investor servicing fees (Note 2)	1,924,430
Payable for Trustee compensation and expenses (Note 2)	848,403
Payable for administrative services (Note 2)	22,289
Payable for distribution fees (Note 2)	2,034,847
Collateral on securities loaned, at value (Note 1)	171,972,579
Other accrued expenses	456,115
Total liabilities	266,908,474
Net assets	$6,213,453,805

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,666,849,495
Undistributed net investment income (Note 1)	37,021,993
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	134,012,092
Net unrealized appreciation of investments	1,375,570,225
Total — Representing net assets applicable to capital shares outstanding	$6,213,453,805
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

24     Equity Income Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($3,610,529,948 divided by 167,016,026 shares)	$21.62
	Offering price per class A share (100/94.25 of $21.62)*	$22.94
	Net asset value and offering price per class B share ($109,211,903 divided by 5,112,025 shares)**	$21.36
	Net asset value and offering price per class C share ($345,015,757 divided by 16,145,951 shares)**	$21.37
	Net asset value and redemption price per class M share ($52,604,529 divided by 2,463,576 shares)	$21.35
	Offering price per class M share (100/96.50 of $21.35)*	$22.12
	Net asset value, offering price and redemption price per class R share ($134,480,421 divided by 6,269,029 shares)	$21.45
	Net asset value, offering price and redemption price per class R5 share ($114,364,047 divided by 5,287,471 shares)	$21.63
	Net asset value, offering price and redemption price per class R6 share ($404,880,285 divided by 18,713,672 shares)	$21.64
	Net asset value, offering price and redemption price per class Y share ($1,442,366,915 divided by 66,698,090 shares)	$21.63
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund     25

Statement of operations Six months ended 5/31/15 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $451,643)	$69,220,665
Interest (including interest income of $98,444 from investments in affiliated issuers) (Note 5)	540,956
Securities lending (Note 1)	76,561
Total investment income	69,838,182
EXPENSES
Compensation of Manager (Note 2)	14,238,236
Investor servicing fees (Note 2)	5,953,496
Custodian fees (Note 2)	28,704
Trustee compensation and expenses (Note 2)	140,307
Distribution fees (Note 2)	7,143,943
Administrative services (Note 2)	97,942
Other	671,183
Total expenses	28,273,811
Expense reduction (Note 2)	(125,040)
Net expenses	28,148,771
Net investment income	41,689,411

Net realized gain on investments (Notes 1 and 3)	218,493,876
Net realized loss on foreign currency transactions (Note 1)	(84)
Net unrealized depreciation of investments during the period	(69,988,429)
Net gain on investments	148,505,363
Net increase in net assets resulting from operations	$190,194,774

The accompanying notes are an integral part of these financial statements.

26     Equity Income Fund

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 5/31/15*	Year ended 11/30/14
	Operations:
	Net investment income	$41,689,411	$77,930,715
	Net realized gain on investments and foreign currency transactions	218,493,792	474,693,178
	Net unrealized appreciation (depreciation) of investments	(69,988,429)	232,754,755
	Net increase in net assets resulting from operations	190,194,774	785,378,648
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(24,531,941)	(51,477,787)
	Class B	(357,525)	(839,114)
	Class C	(1,125,037)	(2,024,454)
	Class M	(233,714)	(463,975)
	Class R	(727,788)	(1,359,988)
	Class R5	(631,205)	(228,262)
	Class R6	(3,496,023)	(4,654,927)
	Class Y	(11,657,596)	(22,721,364)
	Net realized short-term gain on investments
	Class A	(20,939,831)	(15,089,817)
	Class B	(666,290)	(495,049)
	Class C	(1,847,076)	(1,012,876)
	Class M	(296,318)	(197,353)
	Class R	(703,962)	(453,695)
	Class R5	(249,888)	(4,992)
	Class R6	(2,278,527)	(710,699)
	Class Y	(8,526,419)	(5,299,148)
	From net realized long-term gain on investments
	Class A	(241,201,681)	(223,444,301)
	Class B	(7,674,858)	(7,329,039)
	Class C	(21,276,099)	(14,994,967)
	Class M	(3,413,226)	(2,925,232)
	Class R	(8,108,791)	(6,716,553)
	Class R5	(2,878,415)	(73,909)
	Class R6	(26,245,885)	(10,521,282)
	Class Y	(98,214,090)	(78,449,246)
	Increase from capital share transactions (Note 4)	445,574,946	563,055,219
	Total increase in net assets	148,487,535	896,945,838
	NET ASSETS
	Beginning of period	6,064,966,270	5,168,020,432
	End of period (including undistributed net investment income of $37,021,993 and $38,093,411, respectively)	$6,213,453,805	$6,064,966,270
*	Unaudited

The accompanying notes are an integral part of these financial statements.

Equity Income Fund     27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
May 31, 2015**	$22.76	.14	.54	.68	(.15)	(1.67)	(1.82)	—	—	$21.62	3.11*	$3,610,530	.48*	.67*	15*
November 30, 2014	21.60	.29	2.72	3.01	(.32)	(1.53)	(1.85)	—	—	22.76	14.99	3,590,810.98		1.37	29
November 30, 2013	17.25	.34	4.89	5.23	(.38)	(.50)	(.88)	—	—	21.60	31.56	3,359,801	1.02	1.72	34
November 30, 2012	14.94	.34	2.29	2.63	(.32)	—	(.32)	—	—	17.25	17.84	2,573,319	1.06	2.08	57
November 30, 2011	14.09	.29	.82	1.11	(.26)	—	(.26)	—	—[d,e]	14.94	7.91	2,308,957	1.07	1.92	71
November 30, 2010	13.47	.21	.63	.84	(.22)	—	(.22)	—[e]	—	14.09	6.33	2,456,538	1.12	1.53	66
Class B
May 31, 2015**	$22.51	.06	.53	.59	(.07)	(1.67)	(1.74)	—	—	$21.36	2.71*	$109,212	.85*	.30*	15*
November 30, 2014	21.39	.13	2.68	2.81	(.16)	(1.53)	(1.69)	—	—	22.51	14.09	113,515	1.73	.62	29
November 30, 2013	17.09	.19	4.85	5.04	(.24)	(.50)	(.74)	—	—	21.39	30.58	109,988	1.77	.97	34
November 30, 2012	14.80	.21	2.28	2.49	(.20)	—	(.20)	—	—	17.09	16.99	89,691	1.81	1.32	57
November 30, 2011	13.95	.17	.82	.99	(.14)	—	(.14)	—	—[d,e]	14.80	7.13	94,660	1.82	1.14	71
November 30, 2010	13.34	.10	.63	.73	(.12)	—	(.12)	—[e]	—	13.95	5.48	129,145	1.87	.76	66
Class C
May 31, 2015**	$22.52	.06	.54	.60	(.08)	(1.67)	(1.75)	—	—	$21.37	2.74*	$345,016	.85*	.29*	15*
November 30, 2014	21.40	.13	2.69	2.82	(.17)	(1.53)	(1.70)	—	—	22.52	14.12	306,308	1.73	.63	29
November 30, 2013	17.11	.19	4.84	5.03	(.24)	(.50)	(.74)	—	—	21.40	30.54	221,226	1.77	.96	34
November 30, 2012	14.82	.21	2.29	2.50	(.21)	—	(.21)	—	—	17.11	17.00	127,606	1.81	1.33	57
November 30, 2011	13.98	.18	.81	.99	(.15)	—	(.15)	—	—[d,e]	14.82	7.11	109,414	1.82	1.20	71
November 30, 2010	13.38	.11	.62	.73	(.13)	—	(.13)	—[e]	—	13.98	5.45	87,165	1.87	.78	66
Class M
May 31, 2015**	$22.50	.09	.53	.62	(.10)	(1.67)	(1.77)	—	—	$21.35	2.85*	$52,605	.72*	.42*	15*
November 30, 2014	21.38	.18	2.69	2.87	(.22)	(1.53)	(1.75)	—	—	22.50	14.39	49,775	1.48	.87	29
November 30, 2013	17.09	.24	4.83	5.07	(.28)	(.50)	(.78)	—	—	21.38	30.86	43,327	1.52	1.22	34
November 30, 2012	14.80	.25	2.29	2.54	(.25)	—	(.25)	—	—	17.09	17.30	33,497	1.56	1.57	57
November 30, 2011	13.96	.22	.81	1.03	(.19)	—	(.19)	—	—[d,e]	14.80	7.36	31,868	1.57	1.42	71
November 30, 2010	13.35	.14	.63	.77	(.16)	—	(.16)	—[e]	—	13.96	5.77	32,614	1.62	1.02	66
Class R
May 31, 2015**	$22.60	.12	.53	.65	(.13)	(1.67)	(1.80)	—	—	$21.45	2.97*	$134,480	.60*	.54*	15*
November 30, 2014	21.47	.24	2.69	2.93	(.27)	(1.53)	(1.80)	—	—	22.60	14.66	118,917	1.23	1.12	29
November 30, 2013	17.15	.29	4.86	5.15	(.33)	(.50)	(.83)	—	—	21.47	31.24	99,722	1.27	1.48	34
November 30, 2012	14.85	.29	2.30	2.59	(.29)	—	(.29)	—	—	17.15	17.60	74,914	1.31	1.82	57
November 30, 2011	14.01	.26	.81	1.07	(.23)	—	(.23)	—	—[d,e]	14.85	7.63	62,193	1.32	1.73	71
November 30, 2010	13.41	.18	.62	.80	(.20)	—	(.20)	—[e]	—	14.01	5.98	41,246	1.37	1.31	66
Class R5
May 31, 2015**	$22.77	.17	.55	.72	(.19)	(1.67)	(1.86)	—	—	$21.63	3.28*	$114,364	.32*	.80*	15*
November 30, 2014	21.63	.39	2.68	3.07	(.40)	(1.53)	(1.93)	—	—	22.77	15.30	42,934.66		1.80	29
November 30, 2013	17.26	.41	4.90	5.31	(.44)	(.50)	(.94)	—	—	21.63	32.14	14.66		2.08	34
November 30, 2012†	15.86	.18	1.31	1.49	(.09)	—	(.09)	—	—	17.26	9.43*	11	.28*	1.05*	57
Class R6
May 31, 2015**	$22.77	.19	.55	.74	(.20)	(1.67)	(1.87)	—	—	$21.64	3.37*	$404,880	.27*	.88*	15*
November 30, 2014	21.62	.39	2.70	3.09	(.41)	(1.53)	(1.94)	—	—	22.77	15.42	311,320.56		1.80	29
November 30, 2013	17.26	.42	4.90	5.32	(.46)	(.50)	(.96)	—	—	21.62	32.22	155,644.56		2.03	34
November 30, 2012†	15.86	.18	1.32	1.50	(.10)	—	(.10)	—	—	17.26	9.46*	11	.24*	1.09*	57

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	Equity Income Fund	Equity Income Fund	29

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class Y
May 31, 2015**	$22.76	.17	.55	.72	(.18)	(1.67)	(1.85)	—	—	$21.63	3.28*	$1,442,367	.35*	.79*	15*
November 30, 2014	21.61	.35	2.71	3.06	(.38)	(1.53)	(1.91)	—	—	22.76	15.22	1,531,387.73		1.63	29
November 30, 2013	17.26	.38	4.89	5.27	(.42)	(.50)	(.92)	—	—	21.61	31.87	1,178,298.77		1.98	34
November 30, 2012	14.94	.38	2.30	2.68	(.36)	—	(.36)	—	—	17.26	18.20	885,588.81		2.34	57
November 30, 2011	14.09	.34	.81	1.15	(.30)	—	(.30)	—	—[d,e]	14.94	8.19	595,481.82		2.26	71
November 30, 2010	13.48	.24	.63	.87	(.26)	—	(.26)	—[e]	—	14.09	6.52	343,399.87		1.76	66

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to November 30, 2012.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

e  Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

30	Equity Income Fund	Equity Income Fund	31

Notes to financial statements 5/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2014 through May 31, 2015.

Putnam Equity Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under

32     Equity Income Fund

Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign

Equity Income Fund     33

currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $171,972,579 and the value of securities loaned amounted to $167,028,109.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At November 30, 2014, the fund had a capital loss carryover of $75,006,693 available to the extent allowed by the Code to offset future net capital gain, if any. Due to the requirements under IRC §382, limitations are imposed on the utilization of certain capital loss carryovers acquired as a result of a merger. The fund realized capital gains during the fiscal year in excess of these limitations. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$50,004,462	N/A	$50,004,462	November 30, 2016
25,002,231	N/A	25,002,231	November 30, 2017

34     Equity Income Fund

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $4,997,210,726, resulting in gross unrealized appreciation and depreciation of $1,503,190,775 and $128,193,591, respectively, or net unrealized appreciation of $1,374,997,184.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,
0.580%	of the next $5 billion,
0.530%	of the next $10 billion,
0.480%	of the next $10 billion,
0.430%	of the next $50 billion,
0.410%	of the next $50 billion,
0.400%	of the next $100 billion and
0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through March 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on

Equity Income Fund     35

the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,673,055
Class B	113,653
Class C	335,461
Class M	52,657
Class R	129,687
Class R5	70,225
Class R6	96,935
Class Y	1,481,823
Total	$5,953,496

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,651 under the expense offset arrangements and by $120,389 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,569, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$4,457,222
Class B	551,340
Class C	1,628,536
Class M	191,665
Class R	315,180
Total	$7,143,943

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $263,518 and $4,638 from the sale of class A and class M shares, respectively, and received $16,062 and $3,985 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $44 and no monies on class A and class M redemptions, respectively.

36     Equity Income Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,048,300,382	$864,699,620
U.S. government securities (Long-term)	—	—
Total	$1,048,300,382	$864,699,620

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/15		Year ended 11/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	12,950,134	$276,899,729	23,976,286	$509,570,297
Shares issued in connection with reinvestment of distributions	12,568,573	267,837,136	13,241,315	271,695,408
	25,518,707	544,736,865	37,217,601	781,265,705
Shares repurchased	(16,300,868)	(348,603,815)	(34,950,695)	(746,894,595)
Net increase	9,217,839	$196,133,050	2,266,906	$34,371,110

	Six months ended 5/31/15		Year ended 11/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	381,490	$8,087,146	745,026	$15,647,832
Shares issued in connection with reinvestment of distributions	381,825	8,054,784	398,446	8,073,431
	763,315	16,141,930	1,143,472	23,721,263
Shares repurchased	(694,772)	(14,745,502)	(1,242,801)	(26,062,874)
Net increase (decrease)	68,543	$1,396,428	(99,329)	$(2,341,611)

	Six months ended 5/31/15		Year ended 11/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	2,806,518	$59,461,796	4,213,089	$89,078,929
Shares issued in connection with reinvestment of distributions	942,940	19,891,133	722,016	14,656,557
	3,749,458	79,352,929	4,935,105	103,735,486
Shares repurchased	(1,205,963)	(25,549,507)	(1,668,611)	(35,241,874)
Net increase	2,543,495	$53,803,422	3,266,494	$68,493,612

	Six months ended 5/31/15		Year ended 11/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	189,749	$4,012,446	320,019	$6,746,311
Shares issued in connection with reinvestment of distributions	184,529	3,888,584	174,260	3,532,657
	374,278	7,901,030	494,279	10,278,968
Shares repurchased	(122,868)	(2,605,041)	(308,476)	(6,454,776)
Net increase	251,410	$5,295,989	185,803	$3,824,192

Equity Income Fund     37

	Six months ended 5/31/15		Year ended 11/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	1,468,205	$31,053,633	1,457,402	$30,802,016
Shares issued in connection with reinvestment of distributions	417,425	8,832,913	389,896	7,944,952
	1,885,630	39,886,546	1,847,298	38,746,968
Shares repurchased	(879,158)	(18,584,811)	(1,230,199)	(26,059,231)
Net increase	1,006,472	$21,301,735	617,099	$12,687,737

	Six months ended 5/31/15		Year ended 11/30/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	3,651,644	$75,469,813	2,078,680	$44,569,618
Shares issued in connection with reinvestment of distributions	176,566	3,759,508	14,337	307,163
	3,828,210	79,229,321	2,093,017	44,876,781
Shares repurchased	(426,326)	(9,138,582)	(208,099)	(4,550,625)
Net increase	3,401,884	$70,090,739	1,884,918	$40,326,156

	Six months ended 5/31/15		Year ended 11/30/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	4,929,643	$110,525,300	7,071,721	$149,136,691
Shares issued in connection with reinvestment of distributions	1,502,782	32,020,435	769,545	15,886,908
	6,432,425	142,545,735	7,841,266	165,023,599
Shares repurchased	(1,388,629)	(29,779,777)	(1,370,379)	(29,434,084)
Net increase	5,043,796	$112,765,958	6,470,887	$135,589,515

	Six months ended 5/31/15		Year ended 11/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	10,602,077	$226,590,736	24,635,045	$526,255,439
Shares issued in connection with reinvestment of distributions	5,208,151	110,977,353	4,957,299	101,897,352
	15,810,228	337,568,089	29,592,344	628,152,791
Shares repurchased	(16,390,670)	(352,780,464)	(16,842,153)	(358,048,283)
Net increase (decrease)	(580,442)	$(15,212,375)	12,750,191	$270,104,508

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	796	0.02%	$17,217

38     Equity Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$264,496,948	$389,952,050	$569,934,301	$98,444	$84,514,697
Totals	$264,496,948	$389,952,050	$569,934,301	$98,444	$84,514,697

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Equity Income Fund     39

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

40     Equity Income Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Equity Income Fund     41

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

42     Equity Income Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Equity Income Fund     43

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

44     Equity Income Fund

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

75 YEARS

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA020
295056 7/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Equity Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 29, 2015